UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re DataComm Leasing Corporation              Case No. 01-11103
                                                Reporting Period: December 2002

                               MONTHLY OPERATING REPORT

                File with Court and submit copy to United States
                    Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           X
     Bank Reconciliation (or copies of debtor's MOR-1 (CON'T)
        bank reconciliations)                                   X
     Copies of bank statements                                  X
     Cash disbursements journals                                        (1)
Statement of Operations                         MOR-2           X
Balance Sheet                                   MOR-3           X
Status of Postpetition Taxes                    MOR-4           X
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during
    reporting period
Summary of Unpaid Postpetition Debts            MOR-4           X
    Listing of aged accounts payable                                    (1)
Accounts Receivable Reconciliation and Aging    MOR-5           X
Debtor Questionnaire                            MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  2/4/03
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

(1) The Company operates under one centralized accounts payable system managed and operated by General DataComm Inc. All Company-related disbursements are included in the attachment to form MOR for General DataComm Inc.

Forms are reported in thousands of dollars.
                                                                        FORM MOR
                                                                          (9/99)

In re DataComm Leasing Corporation              Case No. 01-11103
          Debtor                                Reporting Period: December 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH       10  N/A      N/A    N/A                 10                                4
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES
ACCOUNTS RECEIVABLE            83                                      83          96                1,980      2,322
LOANS AND ADVANCES
SALE  OF  ASSETS
OTHER  (ATTACH  LIST)
TRANSFERS  (FROM  DIP ACCTS)

-----------------------------------------------------------      --------------------------     --------------------------
    TOTAL  RECEIPTS            83                                      83          96                1,980      2,322
---------------------------------------------------------        --------------------------     --------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     --------------------------
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER  (ATTACH  LIST) (a)                                                                               6

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)       91                                      91          96               1,976      2,322

PROFESSIONAL FEES
U.S. TRUSTEE  QUARTERLY FEES
COURT COSTS
------------------------------------------------------------     --------------------------     -------------------------
TOTAL DISBURSEMENTS            91                                      91          96               1,982      2,322
------------------------------------------------------------     --------------------------     -------------------------
NET CASH FLOW                  -8                                      -8           0                  -2         0
(RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      --------------------------     --------------------------
CASH - END OF MONTH             2                                       2           0                   2         0
--------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
    (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                        91
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                     91
    PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from
                 escrow accounts)                                           0
                                                                          ----
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES             0

                                                                     FORM MOR-1

In re DataComm Leasing Corporation             Case No. 01-11103
         Debtor                                Reporting Period: December 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS                               N/A          N/A        N/A
------------------------------------------------------------------------------
BANK BALANCE
(+) DEPOSITS IN
 TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS
 (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re DataComm Leasing Corporation            Case No. 01-11103
               Debtor                         Reporting Period: December 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                  Cumulative
REVENUES                                              Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                           56           1,350
Less:  Returns and Allowances                             0               0
-------------------------------------------------------------------------------
Net Revenue                                              56           1,350
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)                        1              40
Less: Ending Inventory
Cost of Goods Sold                                        1              34
-------------------------------------------------------------------------------
Gross Profit                                             55           1,316
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising
Auto and Truck Expense
Bad Debts                                                                64
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees                                 3              36
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                   1           2,222
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation              4           2,322
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses         51          -1,006
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items            51          -1,006
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses                              0              0
Income Taxes                                              10            196
-------------------------------------------------------------------------------
Net Profit (Loss)                                         41         -1,202
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                     FORM MOR-2

In re DataComm Leasing Corporation                   Case No. 01-11103
           Debtor                              Reporting Period: December 2002


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs



Other Operational Expenses
  Outside Services                                      0               7
  Miscellaneous                                         0              15
  Write-down of Cignal lease. Equip. to
      be purchased                                      0           2,196
  Miscellaneous                                         1               4
                                                                    -----
                                                                    2,222

Other Income

Other Expenses

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization  Items - Interest  Earned on  Accumulated  Cash from  Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  DataComm Leasing Corporation           Case No.  01-11103
              Debtor                          Reporting Period: December 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF          BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH        PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                 2                      5
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                       -30                    162
Notes Receivable
Inventories                                       0                      1
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)          300                  2,741
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            272                  2,909
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                        0                      0
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)               9,822                   8,475
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                           9,822                   8,475
-------------------------------------------------------------------------------
TOTAL ASSETS                                10,094                  11,384
-------------------------------------------------------------------------------

                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases  -  Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition
 Liabilities (attach schedule)                  51                      0
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                  51                      0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt
Priority Debt
Unsecured Debt                                 120                    693
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                 120                    693
-------------------------------------------------------------------------------
TOTAL LIABILITIES                              171                    693
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock                                    2
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition            10,691                 10,691
Retained Earnings - Postpetition              -770                      0
Adjustments to Owner Equity
  (attach schedule)
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                             9,923                 10,691
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY        10,094                 11,384
==============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3
                                                                          (9/99)

In re: DataComm Leasing Corporation            Case No. 01-11103
               Debtor                          Reporting Period: December 2002


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Investment in Direct Finance Leases           244                     307
  Investment in Installment Sale Leases           0                   2,144
  Unbilled Receivables - misc.                   56                      56
  Reserve for Cignal equipment write-down         0                     234

-------------------------------------------------------------------------------
Other Assets
  Investment in Direct Finance Leases             1                      96
  Investment in Installment Sale Leases           0                     546
  Net Equip on Oper. Lease                       63                      61
  Residual Value of Leased Equipment              2                      12
  Other                                          29                     237
  Intercompany receivable                     9,727                   7,523

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities
  DLC Receivable Billed in Advance               34                       0
  Accrued PBO Liability - Advanta                 0                       0
  Accrued Sales Tax                              17                       0
  Accrued Other                                   0                       0
                                                ----
                                                 51
Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                          (9/99)

In re DataComm Leasing Corporation             Case No. 01-11103
               Debtor                          Reporting Period: December 2002

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-------------------------------------------------------------------------------
                      Beginning    Amount                              Ending
                        Tax        Withheld    Amount  Date   Check No.  Tax
                      Liability   or Accrued   Paid    Paid   or EFT   Liability
-------------------------------------------------------------------------------
Federal
-------------------------------------------------------------------------------
Withholding       See Note 1 below
FICA-Employee     See Note 1 below
FICA-Employer     See Note 1 below
Unemployment      See Note 1 below
Income
Other:                  N/A
-------------------------------------------------------------------------------
  Total Federal Taxes    0              0       0                          0
-------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------
Withholding       See Note 1 below
Sales                   17              6       7     various   various   16
Excise                  N/A
Unemployment      See Note 1 below
Real Property           N/A
Personal Property        0              0       0                          0
Other:                  N/A
-------------------------------------------------------------------------------
  Total State and Local 17              6       7                         16
-------------------------------------------------------------------------------
Total Taxes             17              6       7                         16
-------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable                  17                                          17
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
  Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:                         34                                          34
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts       51       0       0      0          0        51
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

These taxes are due quarterly or annually.

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                          (9/99)
Note 1: The Company operates under one centralized payroll system. All payroll tax related activity applicable to DataComm Leasing Corporation is reported on form MOR-4 of General DataComm Inc.

In re DataComm Leasing Corporation         Case No. 01-11103
                        Debtor             Reporting Period: December 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                                  2,215
+ Amounts billed during the period                                        205
- Amounts collected during the period                                     104
- Amounts credited and written off                                        171
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            2,145
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                           243
31 - 60 days old                                                           67
61 - 90 days old                                                           50
91+ days old                                                            1,785
Total Accounts Receivable                                               2,145
Amount considered uncollectible (Bad Debt)                              2,175
Accounts Receivable (Net)                                                 -30
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any  assets  been  sold or  transferred
   outside  the  normal  course of business
   this reporting period? If yes,
   provide an explanation below.                                            X

2. Have any  funds  been  disbursed  from any  account
   other than a debtor in possession account this
   reporting period?  If yes, provide an explanation
   below.                                                                   X

3. Have all postpetition tax returns been timely filed?  If
   no, provide an explanation below.                                X

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                            X(1)

--------------------------------------------------------------------------------

(1) All insurance coverage is purchased through General DataComm Inc.
                                                                   FORM MOR-5
                                                                          (9/99)